Apex VUL®

Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Life Separate Account I

Updating Summary Prospectus – April 27, 2026

This Summary Prospectus summarizes key features of the Apex VUL®  policy, an individual, flexible premium, adjustable, variable life insurance policy (policy), issued by Massachusetts Mutual Life Insurance Company (MassMutual, Company, we, us, or our).

The current statutory prospectus for the Apex VUL  policy contains more information about the policy, including its features, benefits, and risks. You can find the current statutory prospectus and other information about the policy online at www.MassMutual.com/Apex. You can also obtain this information at no cost by calling (800) 272-2216 or by sending an email request to MassMutualServiceCenter@MassMutual.com.

Additional information about certain investment products, including variable life insurance policies, has been prepared by the Securities and Exchange Commission staff and is available at www.investor.gov.

The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Appendix A – Funds Available Under the Policy	10

Glossary

Account Value. The value of your investment in the Separate Account Divisions and the GPA.

Administrative Office. MassMutual Customer Service Center, PO Box 1865, Springfield, MA 01102-1865, (800) 272-2216, (Fax) (866) 329-4527, www.MassMutual.com

Attained Age.  The Insured’s age on the Issue Date plus the number of completed Policy Years.

Face Amount. An amount used to determine the insurance coverage the policy provides while it is In Force.

Free Look. Your right to cancel the policy and receive a refund.

Fund(s). The investment entities in which the Separate Account Divisions invest.

Good Order. The actual receipt by our Administrative Office of the instructions related to a request or transaction in writing (or, when permitted, by telephone, fax, website, or other electronic means), within the time limits, if any, along with all forms, information and supporting legal documentation we require to effect the request or transaction. This information includes, to the extent applicable: the completed application or instruction form; your policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Separate Account Divisions affected by the request or transaction; the signatures of all Owners; if necessary, Social Security Number or Tax Identification number; tax certification; and any other information or supporting documentation we may require including consents, certifications and guarantees. Instructions must be complete and sufficiently clear so that we do not need to exercise any discretion to follow such instructions. We may, in our sole discretion, determine whether any particular request or transaction is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time. If you have any questions, you may contact our Administrative Office before submitting the form or request.

Grace Period. A period that begins when the Net Surrender Value is not sufficient to cover monthly charges due and your policy stays In Force, during which you can pay the amount of premium needed to avoid termination.

Guaranteed Death Benefit (GDB) Safety Test. A no-lapse guarantee that allows you to keep the policy In Force until the Guaranteed Death Benefit (GDB) Period End Date regardless of the value of the policy, as long as the Policy Debt Limit has not been reached. The GDB Period End Date is shown in the policy’s specifications pages and is the Policy Anniversary on which the Insured reaches Attained Age 85.

In Force. Your policy  has not terminated.

Initial Face Amount. The Face Amount on the Policy Date.

Insured. The person on whose life the policy is issued.

Issue Date. The date we issue the policy. The Issue Date starts the contestability and suicide periods.

Modified Endowment Contract (MEC). A special type of life insurance under federal income tax law. Specifically, the law prescribes a test that is intended to differentiate between policies that are purchased primarily for certain tax advantages, versus policies that are purchased primarily for death protection. MECs are still life insurance and offer tax-free death benefits and tax-deferred cash value accumulation. However, pre-death distributions (including loans) are taxed as “income first” (not cost basis first), meaning they are taxable to the extent of gain in the policy. In addition, distributions may be subject to a 10% additional tax.

Monthly Charge Date. The Policy Date and the same day of each succeeding calendar month.

Net Premium. A premium payment received in Good Order minus the premium expense charge.

Net Surrender Value. Account Value less any surrender charges and Policy Debt.

Policy Anniversary. The anniversary of the Policy Date.

Policy Date. The starting point for determining the Policy Anniversaries, Policy Years, and Monthly Charge Dates. It is also the day we first deduct monthly charges under the policy.

Policy Debt. All outstanding loans plus accrued interest.

Policy Debt Limit. When total Policy Debt exceeds the Account Value less surrender charges.

Policy Termination. An event where your policy is no longer In Force due to the Net Surrender Value becoming too low to support your policy’s monthly charges and the Guaranteed Death Benefit Safety Test is not met, or if the total Policy Debt exceeds the Account Value less surrender charges.

Policy Year. The twelve-month period beginning with the Policy Date, and each successive twelve-month period thereafter.

Separate Account Division. A variable investment division offered through our Separate Account that invests in the corresponding underlying Fund.

Updated Information About Your Policy

The information in this Updating Summary Prospectus is a summary of certain policy features that have changed since
April 28, 2025. This may not reflect all changes that have occurred since you purchased your policy.

Fund Liquidation

Vest US Large Cap 10% Buffer Strategies VI Fund was liquidated after the close of the New York Stock Exchange on December 15, 2025.

Fund Substitutions

Existing Fund (Share Class)	Replacement Fund (Share Class)
Invesco V.I. Discovery Mid Cap Growth Fund (Series I)	MML Invesco Discovery Mid Cap Fund (Class II)
Invesco V.I. Main Street Fund® (Series I)	MML Fundamental Equity Fund (Class II)

Fund Additions

Columbia Variable Portfolio - Commodity Strategy Fund

MML VIP American Funds 80/20 Allocation Fund

MML VIP Invesco Discovery Large Cap Fund

Fund Name Changes

Current Fund Name	New Fund Name
Invesco Oppenheimer V.I. International Growth Fund	Invesco V.I. International Growth Fund
Macquarie VIP Asset Strategy Series	Nomura VIP Asset Strategy Series
Macquarie VIP Growth Series	Nomura VIP Growth Series
MML Aggressive Allocation Fund	MML VIP Aggressive Allocation Fund
MML American Funds Core Allocation Fund	MML VIP American Funds 65/35 Allocation Fund
MML American Funds Growth Fund	MML VIP American Funds Growth Fund
MML Balanced Allocation Fund	MML VIP Balanced Allocation Fund
MML Blend Fund	MML VIP BlackRock® Balanced Fund
MML Blue Chip Growth Fund	MML VIP T. Rowe Price Blue Chip Growth Fund
MML Conservative Allocation Fund	MML VIP Conservative Allocation Fund
MML Equity Fund	MML VIP Franklin Templeton Equity Fund
MML Equity Income Fund	MML VIP T. Rowe Price Equity Income Fund
MML Equity Index Fund	MML VIP BlackRock® Equity Index Fund
MML Fundamental Equity Fund	MML VIP Invesco Main Street Equity Fund
MML Global Fund	MML VIP Invesco Global Fund
MML Growth Allocation Fund	MML VIP Growth Allocation Fund
MML Inflation-Protected and Income Fund	MML VIP Barings Inflation-Protected and Income Fund
MML International Equity Fund	MML VIP MFS International Equity Fund
MML Invesco Discovery Mid Cap Fund	MML VIP Invesco Discovery Mid Cap Fund

Current Fund Name	New Fund Name
MML iShares® 60/40 Allocation Fund	MML VIP BlackRock iShares® 60/40 Fund
MML iShares® 80/20 Allocation Fund	MML VIP BlackRock iShares® 80/20 Fund
MML Large Cap Growth Fund	MML VIP Loomis Sayles Large Cap Growth Fund
MML Managed Bond Fund	MML VIP Barings Core Bond Fund
MML Managed Volatility Fund	MML VIP JPMorgan U.S. Research Enhanced Equity Fund
MML Mid Cap Growth Fund	MML VIP T. Rowe Price Mid Cap Growth Fund
MML Mid Cap Value Fund	MML VIP American Century Mid Cap Value Fund
MML Moderate Allocation Fund	MML VIP Moderate Allocation Fund
MML Short-Duration Bond Fund	MML VIP Barings Short-Duration Bond Fund
MML Small Cap Equity Fund	MML VIP Invesco Small Cap Equity Fund
MML Small Cap Growth Equity Fund	MML VIP Wellington Small Cap Growth Equity Fund
MML Small Company Value Fund	MML VIP American Century Small Company Value Fund
MML Total Return Bond Fund	MML VIP Fidelity Institutional AM® Core Plus Bond Fund
MML U.S. Government Money Market Fund	MML VIP Barings U.S. Government Money Market Fund

Sub-Adviser Changes

FIAM LLC replaced Metropolitan West Asset Management, LLC as the sub-adviser to the MML VIP Fidelity Institutional AM® Core Plus Bond Fund (formerly MML Total Return Bond Fund).

Harris Associates  L.P. no longer serves as a sub-adviser to the MML VIP MFS International Equity Fund (formerly MML International Equity Fund).

J.P. Morgan Investment Management Inc. replaced  Gateway Investment Advisers, LLC as the sub-adviser to the MML VIP JPMorgan U.S. Research Enhanced Equity Fund (formerly MML Managed Volatility Fund).

Macquarie Investment Management Global Limited no longer serves as sub-adviser to the Nomura VIP Growth Series (formerly Macquarie VIP Growth Series).

Nomura Investment Management Austria Kapitalanlage AG and Macquarie Investment Management Global Limited will now serve as the sub-advisers to the Nomura VIP Asset Strategy Series (formerly Macquarie VIP Asset Strategy Series).

Important Information You Should Consider About the Policy

	FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawals

If you surrender the policy, decrease the Face Amount, or the policy lapses within a maximum of the first ten Policy Years or the first ten years following an increase in the Face Amount, a surrender charge may apply. For the Initial Face Amount, rates are based on the Insured’s issue age, gender, risk class, and coverage year. For each increase in the Face Amount, rates are based on the Insured’s Attained Age, gender, risk class on the effective date of the increase, and coverage year. The surrender charge is the sum of surrender charges for the Initial Face Amount and all Face Amount increases.
For policies issued after April 19, 2024: For a 35-year-old male Insured, non-tobacco user, in the standard risk classification, with an initial premium of $100,000, $1,000,000 Face Amount and no increases in Face Amount, upon surrender in the first Policy Year, a charge of up to $14,730 could be assessed.
For policies issued on or before April 19, 2024: For a 35-year-old male Insured, non-tobacco user, in the standard risk classification, with an initial premium of $100,000, $1,000,000 Face Amount and no increases in Face Amount, upon surrender in the first Policy Year, a charge of up to $11,250 could be assessed.

Fee Tables – Transaction Fees – Surrender Charges Charges and Deductions – Transaction Charges – Surrender Charges Death Benefit – Right to Change the Face Amount
Transaction Charges

In addition to surrender charges, you also may be charged for other transactions.
Premium Expense Charge. For policies issued after April 19, 2024: We deduct a premium expense charge from each premium you pay. The current and maximum premium expense charge is 4% of each premium payment up to and including the Premium Expense Factor, and 4% of premium over the Premium Expense Factor.
For policies issued on or before April 19, 2024: We deduct a premium expense charge from each premium you pay. The current and maximum premium expense charge is 8% of each premium payment up to and including the Premium Expense Factor, and 7% of premium over the Premium Expense Factor.
Rider Processing Fee.  We assess a one-time processing fee of up to $250 (less in some states) when you exercise the Accelerated Death Benefit for Terminal Illness Rider and a fee of $75 when you exercise the Substitute of Insured Rider.
We assess a one-time charge based on the Account Value and Attained Age of the  Insured when the Overloan Protection Rider is exercised.

Fee Tables – Transaction Fees Fee Tables – Periodic Charges Other than Annual Fund Operating Expenses Charges and Deductions – Transaction Charges

	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Ongoing Fees and Expenses

In addition to surrender charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses.  Some of these fees and expenses, such as the insurance charge and the cost of certain optional riders, are set based on characteristics of the Insured (e.g., age, sex, and risk classification). You should view the policy’s specifications pages for rates applicable to your policy.
You also will bear fees and expenses associated with the Funds you choose, as shown below.

Fee Tables – Periodic Charges Other than Annual Fund Operating Expenses Charges and Deductions – Monthly Charges Against the Account Value Appendix A
	Annual Fee	Minimum	Maximum
	Fund options (Fund fees and expenses)	0.11%(1)	1.21%(1)

(1)	As a percentage of Fund assets.

	RISKS	LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this policy.	Principal Risks – Investment Risks General Information About the Company, the Separate Account and the Underlying Funds – Underlying Funds
Not a Short-Term Investment

This policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
Surrender charges generally apply for the first ten Policy Years and the first ten years following an increase in Face Amount. These charges will reduce the amount payable to you if you surrender the policy during those times.

Overview of the Policy – What is the policy, and what is it designed to do? Principal Risks – Suitability
Risks Associated with Investment Options

An investment in this policy is subject to the risk of poor investment performance and can vary depending upon the performance of the underlying Funds you choose.
Each investment option (including any fixed account investment option) has its own unique risks. You should review the prospectuses for the available Funds before making an investment decision.

Principal Risks – Investment Risks General Information About the Company, the Separate Account and the Underlying Funds – Underlying Funds
Insurance Company Risks

An investment in the policy is subject to the risks related to the Depositor (MassMutual). Any obligations (including under any fixed account investment option), guarantees, or benefits of the policy are subject to the claims-paying ability of MassMutual. If MassMutual experiences financial distress, it may not be able to meet its obligations to you. More information about MassMutual, including its financial strength ratings, is available at www.MassMutual.com/ratings.

General Information About the Company, the Separate Account and the Underlying Funds – The Guaranteed Principal Account (GPA)

	RISKS	LOCATION IN PROSPECTUS
Policy Lapse

Your policy could terminate (or lapse) if the Net Surrender Value of the policy becomes too low to support the policy’s monthly charges and the Guaranteed Death Benefit (GDB) Safety Test is not met, or if total Policy Debt exceeds the Account Value less surrender charges. Factors that may cause your policy to lapse include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. If your policy lapses, you may be able to reinstate it. To reinstate your policy, you must provide us certain written materials we require as well as a premium payment sufficient to keep the policy In Force for three months after reinstatement. The death benefit will not be paid if the policy has lapsed.

Principal Risks – Policy Termination Policy Termination and Reinstatement

	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments

Generally, you may transfer Account Value among the Separate Account Divisions and the GPA, subject to certain limitations. We also offer two automated transfer programs: Dollar Cost Averaging and Portfolio Rebalancing.
Transfers of the policy’s Account Value are subject to the following conditions:

•

Transfers from the GPA are limited to one per Policy Year and may not exceed 25% of your Account Value in the GPA (less any Policy Debt). There is one exception to this rule. If you have transferred 25% of the GPA Value (less any Policy Debt) for three consecutive years and you have not added any Net Premiums or transferred amounts to the GPA during these three consecutive years, you may transfer the remainder of the GPA Value (less any Policy Debt) out of the GPA in the succeeding Policy Year.

•

Transfers are not permitted from the GPA to the money market Separate Account Division.

•

Transfers from a Separate Account Division to the money market Separate Account Division are not permitted within 90 days of any transfer from the GPA.

•

Transfers are not permitted during the Free Look period for those policies in which we refund the premium paid less withdrawals and Policy Debt.

•

Transfers (including transfers through automated programs) cannot be processed during a Grace Period.

In addition, we reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market timing strategy, or we are required to reject or restrict by the applicable Fund.
MassMutual also reserves the right to remove or substitute Funds as investment options that are available under the policy.

Transfers General Information About the Company, the Separate Account and the Underlying Funds – Underlying Funds – Addition, Removal, Closure, or Substitution of Funds

	RESTRICTIONS	LOCATION IN PROSPECTUS
Optional Benefits

Optional benefits, such as riders, may alter the benefits or charges under your policy. Rider availability and benefits may vary by state of issue, and their election may have tax consequences. Riders may have restrictions or limitations. If you elect a particular rider, it may restrict or enhance the terms of your policy, or restrict the availability or terms of other riders.

Other Benefits Available Under the Policy

	TAXES	LOCATION IN PROSPECTUS
Tax Implications
•

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy.

•

If you purchase the policy through a qualified retirement plan, you do not receive any additional tax deferral.

•

Withdrawals and partial surrenders are taxed as recovery of cost basis first and income second. Loans and collateral assignments are not taxable when taken. Any gain on your policy is taxed as ordinary income.

•

If your policy becomes a Modified Endowment Contract or MEC, loans, collateral assignments, withdrawals, and other pre-death distributions will be taxed as income first and recovery of cost basis second. You may have to pay a penalty tax if you take a distribution before you attain age 59½.

Federal Income Tax Considerations

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation

Your registered representative may receive compensation in the form of commissions for selling the policy to you. If your registered representative is also a MassMutual insurance agent, they are also eligible for certain cash and non-cash benefits from us. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency (policy retention). Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of the policy may help these registered representatives and their supervisors qualify for such benefits.
This conflict of interest may influence your registered representative to offer or recommend this policy over another investment.

Other Information – Distribution
Exchanges

Some investment professionals may have a financial incentive to offer you a policy in place of the one you own. You should only exchange your current life insurance policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own your existing life insurance policy.

Other Benefits Available Under the Policy – Right to Exchange or Convert

Appendix A

Funds Available Under the Policy

The following is a list of Funds currently available under the policy. This list of Funds is subject to change, as discussed in the statutory prospectus for the policy. Before you invest, you should review the prospectuses for the Funds. These prospectuses contain more information about the Funds and their risks and may be amended from time to time. You can find the prospectuses and other information about the Funds online at www.MassMutual.com/Apex. You can also request this information at no cost by calling (800)  272-2216 or sending an email request to MassMutualServiceCenter@MassMutual.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Asset Allocation	MML VIP Aggressive Allocation Fund (Initial Class)(1)(2) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.98%	14.17%	8.36%	9.53%
Asset Allocation	MML VIP American Funds 65/35 Allocation Fund (Service Class I)(1)(3) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.02%	14.54%	7.37%	8.39%
Asset Allocation	MML VIP American Funds 80/20 Allocation Fund (Service Class I)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.13% (*)	—	—	—
Asset Allocation	MML VIP Balanced Allocation Fund (Initial Class)(1)(4) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.86%	11.10%	4.76%	6.33%
Asset Allocation	MML VIP BlackRock iShares® 60/40 Fund (Class II)(1)(5) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC	0.50% (*)	14.66%	—	—
Asset Allocation	MML VIP BlackRock iShares® 80/20 Fund (Class II)(1)(6) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC	0.50% (*)	17.14%	—	—
Asset Allocation	MML VIP Conservative Allocation Fund (Initial Class)(1)(7) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.83%	10.29%	3.98%	5.59%
Asset Allocation	MML VIP Growth Allocation Fund (Initial Class)(1)(8) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.90%	12.99%	7.08%	8.38%
Asset Allocation	MML VIP Moderate Allocation Fund (Initial Class)(1)(9) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.87%	11.83%	5.72%	7.08%
Money Market	MML VIP Barings U.S. Government Money Market Fund (Initial Class)(10)(11) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.52%	3.80%	2.87%	1.80%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Fixed Income	Fidelity® VIP Bond Index Portfolio (Initial Class) Adviser: Fidelity Management & Research Company LLC Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited	0.14%	6.98%	–0.57%	—
Fixed Income

Fidelity® VIP Strategic Income Portfolio (Initial Class)
Adviser: Fidelity Management & Research Company LLC
Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, FIL Investment Advisors, FIL Investment Advisors (UK), FIL Investments (Japan) Limited

		0.63%	8.85%	3.07%	4.66%
Fixed Income	Invesco V.I. Global Strategic Income Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.95% (*)	12.98%	1.65%	3.01%
Fixed Income	MML VIP Barings Core Bond Fund (Initial Class)(12) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.45%	7.85%	0.48%	2.64%
Fixed Income	MML VIP Barings Inflation-Protected and Income Fund (Initial Class)(13) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.65%	5.89%	1.12%	3.15%
Fixed Income	MML VIP Barings Short-Duration Bond Fund (Class II)(14) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.59%	5.96%	2.56%	2.57%
Fixed Income	MML VIP Fidelity Institutional AM® Core Plus Bond Fund (Class II)(15) Adviser: MML Investment Advisers, LLC Sub-Adviser: FIAM LLC	0.61%	7.41%	–0.83%	1.83%
Fixed Income	PIMCO Income Portfolio (Institutional Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	0.77%	10.39%	3.58%	—
Fixed Income	Vanguard VIF Global Bond Index Portfolio Adviser: The Vanguard Group, Inc. Sub-Adviser: N/A	0.13%	5.69%	–0.41%	—
Balanced	MML VIP BlackRock® Balanced Fund (Initial Class)(1)(16) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC	0.51%	12.84%	7.86%	9.21%
Large Cap Value	American Funds Insurance Series® Washington Mutual Investors Fund (Class 2)(17) Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.50% (*)	17.21%	13.89%	12.36%
Large Cap Value	MML Income & Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC	0.72%	13.34%	12.35%	10.73%
Large Cap Value	MML VIP Franklin Templeton Equity Fund (Initial Class)(18) Adviser: MML Investment Advisers, LLC Sub-Adviser: Brandywine Global Investment Management, LLC	0.44%	17.49%	13.75%	11.23%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Large Cap Value	MML VIP T. Rowe Price Equity Income Fund (Initial Class)(19) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.79%	14.45%	11.14%	10.52%
Large Cap Blend	Columbia Variable Portfolio – Contrarian Core Fund (Class 1)(17) Adviser: Columbia Management Investment Advisers, LLC Sub-Adviser: N/A	0.70% (*)	17.65%	14.18%	14.32%
Large Cap Blend

Fidelity® VIP Contrafund® Portfolio (Initial Class)
Adviser: Fidelity Management & Research Company LLC
Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited

		0.54%	21.48%	15.36%	15.77%
Large Cap Blend	Fidelity® VIP Total Market Index Portfolio (Initial Class) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.11%	17.11%	13.14%	—
Large Cap Blend	MML Focused Equity Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	0.90%	7.90%	8.75%	12.51%
Large Cap Blend	MML Sustainable Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	0.56%	11.50%	11.93%	12.98%
Large Cap Blend	MML VIP BlackRock® Equity Index Fund (Class III)(20) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Advisors, LLC	0.14%	17.71%	14.26%	14.66%
Large Cap Blend	MML VIP Invesco Main Street Equity Fund (Class II)(21) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.80%	16.15%	12.47%	14.45%
Large Cap Blend	MML VIP JPMorgan U.S. Research Enhanced Equity Fund (Initial Class)(22) Adviser: MML Investment Advisers, LLC Sub-Adviser: J.P. Morgan Investment Management Inc.	0.77%	10.59%	7.06%	6.11%
Large Cap Growth	MML VIP American Funds Growth Fund (Service Class I)(23)(24)(25) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.02%	19.66%	12.89%	17.47%
Large Cap Growth	MML VIP Invesco Discovery Large Cap Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.78%	—	—	—
Large Cap Growth	MML VIP Loomis, Sayles Large Cap Growth Fund (Initial Class)(26) Adviser: MML Investment Advisers, LLC Sub-Adviser: Loomis, Sayles & Company, L.P.	0.70%	15.09%	14.97%	16.34%
Large Cap Growth	MML VIP T. Rowe Price Blue Chip Growth Fund (Initial Class)(27) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.78%	18.41%	11.08%	15.25%
Large Cap Growth	Nomura VIP Growth Series (Service Class)(17)(28) Adviser: Delaware Management Company Sub-Adviser: N/A	1.01%	8.41%	11.89%	15.40%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Small/Mid-Cap Value	MML Small/Mid Cap Value Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: AllianceBernstein L.P.	0.82%	2.40%	8.68%	8.70%
Small/Mid-Cap Value	MML VIP American Century Mid Cap Value Fund (Initial Class)(29) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	0.89%	8.97%	8.80%	9.14%
Small/Mid-Cap Value	MML VIP American Century Small Company Value Fund (Class II)(30) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	0.99% (*)	–3.39%	5.15%	8.54%
Small/Mid-Cap Blend	BlackRock Small Cap Index V.I. Fund (Class I) Adviser: BlackRock Advisors, LLC Sub-Adviser: N/A	0.22%	12.65%	5.93%	9.44%
Small/Mid-Cap Blend	Fidelity® VIP Extended Market Index Portfolio (Initial Class) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.12%	12.32%	8.02%	—
Small/Mid-Cap Blend	MML VIP Invesco Small Cap Equity Fund (Initial Class)(31) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.71%	8.86%	8.38%	10.73%
Small/Mid-Cap Blend	Vanguard VIF Mid-Cap Index Portfolio Adviser: The Vanguard Group, Inc. Sub-Adviser: N/A	0.17%	11.54%	8.46%	10.77%
Small/Mid-Cap Growth	Janus Henderson Enterprise Portfolio (Institutional)(17) Adviser: Janus Henderson Investors US LLC Sub-Adviser: N/A	0.72%	7.67%	5.08%	11.45%
Small/Mid-Cap Growth	MML VIP Invesco Discovery Mid Cap Fund (Class II)(32) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.85% (*)	—	—	—
Small/Mid-Cap Growth	MML VIP T. Rowe Price Mid Cap Growth Fund (Initial Class)(33) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.82%	4.35%	3.82%	9.94%
Small/Mid-Cap Growth	MML VIP Wellington Small Cap Growth Equity Fund (Initial Class)(34) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	1.05% (*)	7.34%	2.67%	10.59%
International/Global	American Funds Insurance Series® Global Small Capitalization Fund (Class 2)(17) Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.90% (*)	14.64%	0.49%	7.23%
International/Global	American Funds Insurance Series® New World Fund® (Class 2)(17) Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.82% (*)	28.30%	5.32%	9.25%
International/Global	Fidelity® VIP International Index Portfolio (Initial Class) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.16%	33.15%	8.02%	—

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
International/Global

Fidelity® VIP Overseas Portfolio (Initial Class)
Adviser: Fidelity Management & Research Company LLC
Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, FIL Investment Advisors, FIL Investment Advisors (UK) Limited, and FIL Investments (Japan) Limited

		0.72%	20.39%	6.62%	7.93%
International/Global	Invesco V.I. International Growth Fund (Series I)(35) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	1.00% (*)	16.32%	2.15%	5.64%
International/Global	Janus Henderson Overseas Portfolio (Institutional)(17) Adviser: Janus Henderson Investors US LLC Sub-Adviser: N/A	0.72%	28.87%	8.80%	8.92%
International/Global	MML Foreign Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Thompson, Siegel and Walmsley LLC	0.92%	32.60%	9.01%	6.72%
International/Global	MML VIP Invesco Global Fund (Class II)(36) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.81%	23.11%	7.51%	9.96%
International/Global	MML VIP MFS International Equity Fund (Class II)(37) Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company	0.93% (*)	25.54%	7.32%	7.23%
Specialty(38)	Columbia Variable Portfolio – Commodity Strategy Fund (Class 1) Adviser: Columbia Management Investment Advisers, LLC Sub-Adviser: N/A	0.75% (*)	15.48%	12.76%	6.75%
Specialty(38)

Fidelity® VIP Health Care Portfolio (Initial Class)
Adviser: Fidelity Management & Research Company LLC
Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited

		0.59%	14.39%	4.18%	8.75%
Specialty(38)

Fidelity® VIP Real Estate Portfolio (Initial Class)
Adviser: Fidelity Management & Research Company LLC
Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited

		0.60%	3.10%	4.23%	3.87%
Specialty(38)	Janus Henderson Global Technology and Innovation Portfolio (Institutional) Adviser: Janus Henderson Investors US LLC Sub-Adviser: N/A	0.73%	25.15%	13.71%	21.48%
Specialty(38)

Nomura VIP Asset Strategy Series (Standard Class)(39)
Adviser: Delaware Management Company
Sub-Advisers: Nomura Investment Management Austria Kapitalanlage AG and Macquarie Investment Management Global Limited

		0.52% (*)	16.87%	7.33%	8.07%
Specialty(38)	Vanguard VIF Real Estate Index Portfolio Adviser: The Vanguard Group, Inc. Sub-Adviser: N/A	0.26%	3.11%	4.51%	5.08%
Fidelity, Contrafund and Fidelity Institutional AM are registered service marks of FMR LLC. Used with permission.

(*)	This Fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this Fund’s annual expenses reflect temporary expense reductions. See the Fund prospectus for additional information.
(1)	These are fund-of-funds investment choices. They are known as fund-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in its underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.
(2)	MML VIP Aggressive Allocation Fund formerly known as MML Aggressive Allocation Fund.
(3)	MML VIP American Funds 65/35 Allocation Fund formerly known as MML American Funds Core Allocation Fund.
(4)	MML VIP Balanced Allocation Fund formerly known as MML Balanced Allocation Fund.
(5)	MML VIP BlackRock iShares® 60/40 Fund formerly known as MML iShares® 60/40 Allocation Fund.
(6)	MML VIP BlackRock iShares® 80/20 Fund formerly known as MML iShares® 80/20 Allocation Fund.
(7)	MML VIP Conservative Allocation Fund formerly known as MML Conservative Allocation Fund.
(8)	MML VIP Growth Allocation Fund formerly known as MML Growth Allocation Fund.
(9)	MML VIP Moderate Allocation Fund formerly known as MML Moderate Allocation Fund.
(10)	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this Fund could be negative.
(11)	MML VIP Barings U.S. Government Money Market Fund formerly known as MML U.S. Government Money Market Fund.
(12)	MML VIP Barings Core Bond Fund formerly known as MML Managed Bond Fund.
(13)	MML VIP Barings Inflation-Protected and Income Fund formerly known as MML Inflation-Protected and Income Fund.
(14)	MML VIP Barings Short-Duration Bond Fund formerly known as MML Short-Duration Bond Fund.
(15)	MML VIP Fidelity Institutional AM® Core Plus Bond Fund formerly known as MML Total Return Bond Fund.
(16)	MML VIP BlackRock® Balanced Fund formerly known as MML Blend Fund.
(17)	This fund is available as an investment option only for policies issued after April 19, 2024.
(18)	MML VIP Franklin Templeton Equity Fund formerly known as MML Equity Fund.
(19)	MML VIP T. Rowe Price Equity Income Fund formerly known as MML Equity Income Fund.
(20)	MML VIP BlackRock® Equity Index Fund formerly known as MML Equity Index Fund.
(21)	MML VIP Invesco Main Street Equity Fund formerly known as MML Fundamental Equity Fund.
(22)	MML VIP JPMorgan U.S. Research Enhanced Equity Fund formerly known as MML Managed Volatility Fund.
(23)	The Fund is a “feeder” fund, meaning that it does not buy investment securities directly, but instead invests in shares of a corresponding “master” fund, which in turn purchases investment securities. A fund offered in a master feeder structure may have higher expenses than those of a fund which invests directly in securities because the “feeder” fund bears its own expenses in addition to those of the “master” fund. You should read the Fund prospectuses for more information about this “feeder” fund.
(24)	The MML VIP American Funds Growth Fund invests all of its assets in the Class 1 shares of the American Funds Insurance Series® – Growth Fund. However, this Fund is not available directly as an investment choice under your MassMutual variable product. You should read the prospectus along with the prospectus for the MML VIP American Funds Growth Fund.
(25)	MML VIP American Funds Growth Fund formerly known as MML American Funds Growth Fund.
(26)	MML VIP Loomis, Sayles Large Cap Growth Fund formerly known as MML Large Cap Growth Fund.
(27)	MML VIP T. Rowe Price Blue Chip Growth Fund formerly known as MML Blue Chip Growth Fund.
(28)	Nomura VIP Growth Series formerly known as Macquarie VIP Growth Series.
(29)	MML VIP American Century Mid Cap Value Fund formerly known as MML Mid Cap Value Fund.
(30)	MML VIP American Century Small Company Value Fund formerly known as MML Small Company Value Fund.
(31)	MML VIP Invesco Small Cap Equity Fund formerly known as MML Small Cap Equity Fund.
(32)	MML VIP Invesco Discovery Mid Cap Fund formerly known as MML Invesco Discovery Mid Cap Fund.
(33)	MML VIP T. Rowe Price Mid Cap Growth Fund formerly known as MML Mid Cap Growth Fund.
(34)	MML VIP Wellington Small Cap Growth Equity Fund formerly known as MML Small Cap Growth Equity Fund.
(35)	Invesco V.I. International Growth Fund formerly known as Invesco Oppenheimer V.I. International Growth Fund.
(36)	MML VIP Invesco Global Fund formerly known as MML Global Fund.
(37)	MML VIP MFS International Equity Fund formerly known as MML International Equity Fund.
(38)	Specialty funds are an all-encompassing category that consists of funds that forgo broad diversification to concentrate on a certain segment of the economy or a specific targeted strategy. For example, sector funds are targeted strategy funds aimed at specific sectors of the economy, such as financial, technology, healthcare, and so on. Sector funds can, therefore, be more volatile than a more diversified equity fund since the stocks in a given sector tend to be highly correlated with each other.
(39)	Nomura VIP Asset Strategy Series formerly known as Macquarie VIP Asset Strategy Series.

This Summary Prospectus incorporates by reference the Apex VUL policy’s statutory prospectus and Statement of Additional Information (SAI), both dated April 27, 2026, as amended or supplemented. The SAI includes additional information about Massachusetts Mutual Variable Life Separate Account I.

You can find the statutory prospectus and SAI at www.MassMutual.com/Apex. You can also obtain this information at no cost by calling (800) 272-2216 or by sending an email request to MassMutualServiceCenter@MassMutual.com.

EDGAR Contract Identifier: C000211478

LI5517-USP